Anchor Series Trust

     Supplement to the Prospectus dated April 20, 2000


  The Supplement dated June 9, 2000 is hereby revoked and replaced with the following:

  The following supplements the information with respect to the Capital Appreciation Portfolio under the MANAGEMENT section of the Prospectus:

     On July 19, 2000, the shareholders of the Capital Appreciation Portfolio (the Portfolio), approved an increase in the subadvisory fee payable to Wellington Management Company, LLP (Wellington) by SunAmerica Asset Management Corp. (SAAMCo) and a corresponding increase in the advisory fee payable to SAAMCo by the Portfolio. The new advisory and subadvisory fee schedules for the Portfolio, which are effective August 1, 2000, may be found in the Trust's Statement of Additional Information under the sections entitled "SUNAMERICA ASSET MANAGEMENT CORP." and "WELLINGTON MANAGEMENT COMPANY," respectively.











                 Dated:    July 20, 2000